UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   April 3, 2007

Buckeye Partners, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9356 (Commission File Number)	23-2432497 (I.R.S. Employer Identification No.)

Five TEK Park 9999 Hamilton Blvd.
Breinigsville, Pennsylvania	18031
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (610) 904-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Changes in Control of Registrant.

(b)           On April 3, 2007, Carlyle/Riverstone BPL Holdings II, L.P., (“Carlyle/Riverstone”), certain members of senior management of Buckeye GP LLC (“Buckeye GP”) and certain other parties (collectively the “Sellers”) entered into a Purchase Agreement (the “Purchase Agreement”) with BGH GP Holdings, LLC (the “Buyer”).  Pursuant to the terms of the Purchase Agreement, the Sellers agreed to sell to Buyer their 62.9% limited partner interest in Buckeye GP Holdings, LP (“BGH”) and Carlyle/Riverstone’s ownership interest in MainLine Management LLC (“MainLine Management”), which is the general partner of BGH.  BGH owns 100% of Buckeye GP, which is the general partner of Buckeye Partners, L.P. (the “Partnership”) and controls the Partnership.  The Buyer is a limited liability company owned by affiliates of ArcLight Capital Partners, LLC, Kelso & Company and Lehman Brothers Holdings Inc.  The Partnership, Buckeye GP, BGH and MainLine Management are not parties to the Purchase Agreement. Accordingly, financial terms of the transaction are not being disclosed.

In connection with the closing of the transactions, Michael B. Hoffman, E. Bartow Jones and Andrew W. Ward, each of whom are affiliated with Carlyle/Riverstone, will resign from their positions as directors of MainLine Management and Buckeye GP, and William H. Shea, Jr., Chairman of the Board and Chief Executive Officer of MainLine Management and Buckeye GP, has agreed to resign from those positions.  Other members of the Partnership’s senior management are expected to continue in their current positions.  The closing of the transactions contemplated by the Purchase Agreement is subject to customary closing conditions, including receipt of regulatory approvals.  The sale of MainLine Management to Buyer would result in a change in control of BGH and, indirectly, the Partnership.

Item 7.01. Regulation FD Disclosure.

On April 3, 2007, the Partnership issued a press release announcing the signing of the Purchase Agreement.  The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.  The information regarding the press release provided in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Act”), as amended, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Act, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01                                               Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                         Press release of Buckeye Partners, L.P. issued April 3, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

	By:	Buckeye GP LLC,
its General Partner

		By:	/s/ Stephen C. Muther
Stephen C. Muther
Executive Vice President, Administration &
Legal Affairs

Dated: April 4, 2007

Exhibit Index

Exhibit

99.1                         Press release of Buckeye Partners, L.P. issued April 3, 2007.